WAIVER AND AMENDMENT NUMBER SIX TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


      THIS WAIVER AND AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 31st day of January, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

      A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996 , by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996 ("Amendment Four") and by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

      B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

      C. The Credit Agreement contains certain financial covenants binding upon the Borrower. It is known that the Borrower was in breach of the fixed charge coverage ratio set forth in the Loan Agreement as of its fiscal year ended September 27, 1996 and based on operating experience it is anticipated that the Borrower's financial statements will disclose that the Borrower will be in breach of such fixed charge coverage ratio as of its fiscal quarter ended December 27, 1996.


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      D. The Borrower has  requested  that the Agent and the Lenders waive their rights to exercise remedies in respect of such defaults and has requested the Lenders to extend the Short-term Acquisition Line Maturity Date until April 30, 1997 and extend the Long-term Acquisition Line Maturity Date until April 30, 1998. The Agent and the Lenders are prepared to grant such waivers and extend
the  Short-term   Acquisition  Line  Maturity  Date  and  extend  the  Long-term
Acquisition Line Maturity Date on the terms and conditions set forth below.

      NOW, THEREFORE, the parties agree as follows:

                                   AGREEMENT

      1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

      2. WAIVER OF DEFAULTS.

            2.1 ON OR BEFORE SEPTEMBER 27, 1996. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before September 27, 1996 of the Borrower's obligations under Section 7.13 of the Credit Agreement.

            2.2 ON OR BEFORE DECEMBER 27, 1996. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before December 27, 1996 of the Borrower's obligations under Section 7.13 of the Credit Agreement provided, however, that the waiver provided for in this Section 2.2 shall not become effective unless Borrower shall have maintained, on a consolidated basis for the four consecutive fiscal quarters ended December 27, 1996, a ratio of Fixed Charge Coverage of at least
1.0 to 1.0.

      3. AMENDMENTS TO CREDIT AGREEMENT.

            3.1 AMENDMENTS TO SECTION 1.1. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

                  (a) INTERIM RATE. The definition of "Interim Rate" is amended and restated to read as follows:

                  "Interim  Rate" means,  a per annum rate of interest  equal to the sum of (a) the per annum rate of interest established from time to time by U.S. Bank as its "overnight money


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            market rate" for loans of  comparable  amounts;  and (b) one hundred
            twenty-five  (125)  basis  points  (one  and  one-quarter   percent)
            changing as such "overnight money market rate" changes from time to time.

                  (b) SHORT-TERM ACQUISITION LINE MATURITY DATE. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

                  "Short-term Acquisition Line Maturity
            Date" means April 30, 1997.

                  (c) LONG-TERM ACQUISITION LINE MATURITY DATE. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

                  "Long-term Acquisition Line Maturity
            Date" means April 30, 1998.

            3.2 AMENDMENT TO SECTION 2.5. In Section 2.5(a) of the Credit Agreement, the definition of "LIBOR Rate" is amended and restated to read as follows:

                  "LIBOR  Rate"  means,  with  respect to any LIBOR Loan for any
            Applicable Interest Period, an interest rate per annum equal to the sum of (a) one hundred twenty-five (125) basis points (one and one-quarter percent) and (b) the product of (i) the Euro-dollar Rate in effect for such Applicable Interest Period and (ii) the Euro-dollar Reserves in effect on the first day of such Applicable Interest Period.

            3.3 AMENDMENT TO SECTION 3.3. In Section 3.3 of the Credit Agreement, clause (b)(i) is hereby deleted and the following substituted in its stead:

            (i) one hundred twenty-five (125) basis
            points (one and one-quarter percent) and the Applicable Acceptance Rate; and

      4. PROMISSORY NOTES.

            4.1 SHORT-TERM ACQUISITION NOTES. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.


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            4.2 LONG-TERM  ACQUISITION  NOTES.  All references to the "Long-term
Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.



      5. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before January 31, 1997:

            5.1 DELIVERY OF AMENDMENTS. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment and Amendment Four to Agent.

            5.2 REIMBURSEMENT FOR EXPENSES. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

            5.3 BORROWER CORPORATE AUTHORITY. The Agent shall have received such evidence of corporate authority as the Agent shall request.

            5.4 REPRESENTATIONS TRUE; NO DEFAULT. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

      6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

      7. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

      8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.


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      9.  COUNTERPARTS.  This  Amendment  may  be  executed  in  any  number  of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

      10. ORAL AGREEMENTS NOT ENFORCEABLE.

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
      EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT
      OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Number Six to Amended and Restated Credit Agreement as of the date first above written.


      BORROWER:                     UNITED GROCERS, INC.



                                    By /s/ John W. White
                                      Its Vice President


      LENDERS:                      BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION



                                    By /s/ Gordon A. Gray
                                      Its Vice President


                                    UNITED STATES NATIONAL BANK OF
                                    OREGON



                                    By /s/ William H. Long
                                      Its Vice President


                                    HONGKONG BANK OF CANADA



                                    By /s/ Randy Todd
                                      Its Senior Vice President




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      AGENT:                        BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION



                                    By /s/ Dora A. Brown
                                      Its Assistant Vice President




                                    By /s/ Ronald A. Parsons
                                      Its Vice President


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